Exhibit 99.2

Exhibit 99.2

avis budget group zipcar®

wheels when you want them

Investor Presentation

regarding Avis Budget Group’s Acquisition of Zipcar

January 2013

Forward-Looking Statements

Statements about future results made in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include projections.

These statements are based on current expectations and the current economic environment. Forward-looking statements and projections are inherently subject to significant economic, competitive and other uncertainties and contingencies, many of which are beyond the control of management. Avis Budget Group and Zipcar caution that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements.

Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements and projections are specified in Avis Budget Group’s and Zipcar’s most recently filed Form 10-K, most recently filed Form

10-Q and other SEC filings.

There can be no assurance that the acquisition of Zipcar will be completed as currently contemplated, or at all. In addition, there can be no assurance that intended benefits of the acquisition, including any projected synergies, will be realized on the timetable currently estimated, or at all.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, the date of Avis Budget Group’s or Zipcar’s last earnings conference call, as appropriate.

This presentation includes certain non-GAAP financial measures as defined under SEC rules. Important information regarding such measures is contained within this presentation, including in the Glossary section.

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Additional Information

In connection with the meeting of Zipcar shareholders to be held with respect to the proposed merger, Zipcar will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement (when available) and other relevant documents filed by Zipcar with the SEC from the SEC’s website at http://www.sec.gov and from Zipcar by directing a request to Zipcar, Inc., 25 First Street, 4th Floor, Cambridge, MA 02141, Attention: Investor Relations.

Avis Budget, Zipcar and their respective directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from Zipcar shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Avis Budget directors and executive officers by reading Avis Budget’s’ proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 17, 2012. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Zipcar directors and executive officers by reading Zipcar’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 12, 2012. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed merger when they become available.

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avis budget group

Ron Nelson

Chairman and Chief Executive Officer

Executive Summary

Avis Budget has agreed to acquire Zipcar for $12.25 per share in cash, or approximately $500 million in total

Represents 49% premium to December 31 closing price

Zipcar has approximately $2 per share(a) in cash and marketable securities

Acquisition scheduled to close in spring 2013

The combination will:

Make Avis Budget the leading company and innovator in the rapidly growing car sharing industry

Allow Zipcar to accelerate its growth and profitability by leveraging Avis Budget’s existing vehicle rental infrastructure

Generate $50 - $70 million in annual synergies

(a) As of September 30, 2012

zipcar wheels when you want them

avis budget group zipcar®heels when you want them 5

Zipcar Overview

Founded in 2000, Zipcar operates the largest member-based, car sharing network in the world

20 major metropolitan areas

More than 300 college campuses

Locations in the United States, Canada and Europe

Provides over 750,000 members with self-service vehicles

Proprietary technology drives Zipcar’s leadership and innovation

Zipcar Revenue

(dollars in millions)

28% Annual Growth

$271

$242

$186

$131

$106

2008 2009 2010 2011 LTM

(Sep. 2012)

Adjusted EBITDA Margin: 2.3% 4.5% 5.9%

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Transaction Rationale

Global Leader in the High-Growth Car Sharing Space

Best-in-Class Brand, Technology and Footprint

Substantial Synergies Drive Compelling Transaction Economics

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Car Sharing is Incremental and Complementary to Traditional Car Rental

Car Sharing Car Rental

Basic Proposition

Customers

Usage Model

Car Locations

Access to Vehicles

Pricing

Reservation Duration

Alternative to car ownership for people who don’t use cars often

Urban dwellers and commuters; campus students and faculty

Membership / community based

Dispersed throughout urban centers, neighborhoods and campuses

Online, mobile apps; car doors opened using smartcards or smartphones; 24/7

All-inclusive pricing with insurance and gas included for first 180 miles

By the hour or by the day; majority of reservations are hourly

Cars for business trips, vacations or insurance replacement

Business and leisure travelers; owners getting their cars repaired

Transactional

Airport locations and other geographic hubs

Traditional retail model – branded airport counters / contracts

Gas and insurance options upsold separately

By the day, multi-day or week

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Car Sharing is a Dynamic, Rapidly Growing Industry

Global Auto Sales $2,000 Billion

Global Public Transportation $400 Billion

Global Car Rental $50 Billion

Global Taxi & Limousine $40 Billion

Extended Personal Mobility Solutions

Projected Addressable Car Sharing Space $10 Billion

North America $3 Billion+

Europe $3 Billion+

Asia Pacific $4 Billion

Zipcar is well positioned to capture this growth opportunity

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Zipcar is the Clear Leader in the Car Sharing Space

Top Technology Solution / Brand

Cool Branded iPhone Apps of the Year

50 Best Phone Apps for 2011

Most Innovative Transportation Companies

2010 Top 30

“Applied Technology Award”

“Best Use of Targeting Award”

“Best User Experience Award”

Largest Presence

Zipcar Cities

Zipcar Cities with Store Location

International Locations:

Barcelona, Spain Oxford, UK Vienna, Austria

London, UK Maidstone, UK Innsbruck, Austria

Bristol, UK Cambridge, UK Salzburg, Austria

Graz, Austria

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Transaction Rationale

Global Leader in the High-Growth Car Sharing Space

Best-in-Class Brand, Technology and Footprint

Substantial Synergies Drive Compelling Transaction Economics

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Zipcar Derives Significant Benefits from its Outstanding Brand Reputation and Technology

Brand Reputation + Technology = Membership Growth

Rating among car sharing firms:

#1

Source: Car Sharing Consumer Survey November 2012

Zipsters

(in thousands)

34% Annual Growth

258 349 540 673 767

2008 2009 2010 2011 Sept. 2012

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Zipcar is a Natural Addition to the Avis Budget Brand Portfolio

AVIS® Budget® zipcar® wheels when you want them

Brand position “We try harder” – premium vehicle rental service “Good cars at great prices” “Wheels when you need them” – replaces car ownership

Customer “sweet-spot” Frequent travelers Value-conscious travelers Digitally savvy, local residents; some travelers

Typical rental Daily Weekly Hourly

Core service offering Allow people to use vehicles they don’t own

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Transaction Rationale

Global Leader in the High-Growth Car Sharing Space

Best-in-Class Brand, Technology and Footprint

Substantial Synergies Drive Compelling Transaction Economics

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Numerous Sources of Significant Synergies

Cost Fleet Utilization Revenue

Lower fleet acquisition costs Meet Zipcar’s demand with smaller fleet by utilizing available Avis Budget cars Increase revenue from current Zipsters by expanding Zipcar product offerings and downtown locations

Lower vehicle operating costs (e.g., oil changes, auto glass, routine maintenance, damage repair, vehicle disposition) Increase Zipcar’s opportunties on the weekends (which are currently supply constrained) by using available Avis Budget cars Increase revenue from current Zipsters by offering airport opportunties and one-way usage to / from airports

Lower vehicle financing costs Expand Zipcar’s base of business customers and partnerships by using Avis Budget’s well established corporate relatioinships

Lower insurance costs

Lower general and administrative costs and elimination of public company costs Expand Zipcar membership base by increasing locations (both in existing and new geographies)

$20 - $25 million $20 - $25 million $10 - $20+ million

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Fleet Utilization Will Generate Substantial Synergies

$20+ Million Opportunity

100%

Zipcar has unsatisfied demand when Avis Budget has excess fleet: $10+ million revenue opportunity

Fleet Utilization

Zipcar in excess fleet position: $10+ million cost savings opportunity

0%

Monday Tuesday Wednesday Thursday Friday Saturday Sunday

Zipcar

Avis Budget

avis budget group

Note: Illustrative utilization data

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Anticipated Synergy Timetable

Annual Synergies

(dollars in millions)

$75

$60

$45

$30

$15

$0

$20 million benefit

$50 million benefit

$60 million benefit

Year 1

Year 2

Year 3

Year 3+

Transaction expected to be accretive to Avis Budget’s EPS(a) in the second year avis budget group

(a) Excluding certain items and purchase-accounting effects

zipcar® wheels when you want them 17

Avis Budget Group has Significant Experience Executing Transactions

Strong track record of achieving and exceeding synergy targets

Budget

Avis Europe

$104

$75

$45

$30

Annual Synergies

(dollars in millions)

Target

Achieved

Target

Achieved

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Zipcar is Fundamentally Consistent with Avis Budget’s Existing Strategy

Driving Sustained, Profitable Growth

Strategically Accelerate Growth

Expand Our Global Footprint

Put the Customer First

Drive Efficiency Throughout the Organization

Strong Financial Performance

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zipcar® wheels when you want them

Scott Griffith

Chairman and Chief Executive Officer

Creating the Leading Personal Mobility Service Company Globally

Shared vision of significant global potential of personal mobility

Delivers significant and immediate value for Zipcar shareholders

Represents a 49% premium over Zipcar’s closing stock price on December 31, 2012

Right opportunity for Zipcar at the right time

Positions Zipcar to accelerate company and category growth

Enhances current offering and value proposition

Improves financial profile

Compelling future prospects for Zipcar as a well-capitalized subsidiary of Avis Budget Group

Positioned to dramatically reduce costs and increase efficiency and profitability

Expect seamless integration

Solidifies Pole Position in Race to Lead and Innovate in Mobility Services

avis budget group

zipcar®

wheels when you want them

Committed to the Zipster Experience

Major step forward towards goal of revolutionizing personal mobility

Improves ability to deliver on vision for user experience

Supports underlying core values

Promotes continued innovation

Enhances benefits for Zipsters

More cars and more services for more members

Expands global reach and ability to more quickly deliver enhancements to service

Ability to offer more vehicles during peak demand times

Opportunity to invest significantly in people, technology and category-leading brand

Enhances personal and professional growth opportunities for employees

Broadens innovative culture and resources

Improves Resources and Capabilities to Deliver “Wheels when you want them”

avis budget group

zipcar®

wheels when you want them

avis budget group

David Wyshner

Senior Executive Vice President and Chief Financial Officer

Transaction Overview

Transaction Structure:

Purchase Price:

Conditions to Closing:

Expected Closing Date:

Expected Source of Proceeds:

Post-closing Zipcar Headquarters:

Management:

Cash merger

$12.25 per Zipcar share, or approximately $500 million in aggregate

Zipcar shareholder approval and other customary conditions

Spring 2013

Primarily incremental corporate debt borrowings by Avis Budget, as well as available Avis Budget cash

Boston, Massachusetts

Scott Griffith to remain CEO of Zipcar, Mark Norman to remain President and COO of Zipcar avis budget group

zipcar®

wheels when you want them

Impact on Avis Budget Group’s Leverage Ratio is Modest

As of September 30, 2012

(dollars in millions)

Avis Budget

Effects of

Avis Budget /

Stand-alone

Acquisition

Zipcar Combined

Cash(a)

$554

$82

$636

Corporate Debt

2,967

517

3,484

Net Corporate Debt

$2,413

$435

$2,848

LTM Adjusted EBITDA

$825(b)

$76(c)

$901(b,c)

Leverage Ratio (d)

2.9x

3.2x

(a) Includes marketable securities, excludes restricted cash

(b) Excluding certain items

(c) Excluding effects of purchase accounting, excluding Zipcar stock-based compensation, and including expected synergies of $60 million (midpoint)

(d) Net Corporate Debt / LTM Adjusted EBITDA

avis budget group

zipcar®

wheels when you want them

Avis Budget Group Re-affirms its Full-Year 2012 Projections

Excluding certain items, Avis Budget continues to expect:

Revenue

~$7,300 million

Adjusted EBITDA(a)

$825

– 840 million

Pretax income(a)

$450

– 465 million

Diluted earnings per share(a)

$2.35

– $2.45

In North America, demand has been robust since Hurricane Sandy

Leisure pricing has benefited from pricing actions and fleet tightness

The used car market has been solid (albeit during a seasonally slow time)

Our International and Truck Rental operations have been performing as expected avis budgetgroup

(a) Excluding certain items

zipcar®

wheels when you want them

Avis Budget’s Acquisition of Zipcar is Attractive from a Strategic and a Financial Perspective

Zipcar is the clear leader in the rapidly growing car sharing space

Best-in-class brand, technology and footprint

More than 750,000 members and a presence at more than 300 college campuses

Provides an outstanding customer experience

The benefits of the Avis Budget / Zipcar combination extend beyond the car sharing space

Utilization of Avis Budget fleet to satisfy more Zipcar demand more efficiently

Leverage Avis Budget infrastructure and Zipcar brand and technology to accelerate growth and provide mobility solutions worldwide

Substantial cost savings

Transaction expected to be accretive to Avis Budget’s earnings per share(a) in the second year following the acquisition avis budgetgroup

(a) Excluding certain items and purchase accounting effects

zipcar®

wheels when you want them

avis budgetgroup

zipcar®

wheels when you want them

Glossary (Avis Budget Group)

This presentation includes certain non-GAAP (generally accepted accounting principles) financial measures as defined under SEC rules. Presented below are reasons Avis Budget present these non-GAAP financial measures, a description of what they represent and a reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP.

Adjusted EBITDA

Adjusted EBITDA represents income (loss) before non-vehicle related depreciation and amortization, any impairment charge, transaction-related costs, non-vehicle related interest and income taxes. Adjusted EBITDA excluding certain items represents Adjusted EBTIDA excluding restructuring-related expenses, costs related to early extinguishment of debt and other certain items as such items are not representative of the results of operations of Avis Budget’s business. Avis Budget believes that Adjusted EBITDA and Adjusted EBITDA excluding certain items are useful as supplemental measures in evaluating the aggregate performance of Avis Budget’s operating businesses. Adjusted EBITDA is the measure that is used by Avis Budget’s management, including Avis Budget’s chief operating decision maker, to perform such evaluation. It is also a component of Avis Budget’s financial covenant calculations under Avis Budget’s credit facilities, subject to certain adjustments. Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss) or other income statement data prepared in accordance with GAAP and Avis Budget’s presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. Avis Budget believes that the measures referred to above are useful as supplemental measures in evaluating the aggregate performance of the Company.

Reconciliation of Adjusted EBITDA to income before income taxes (in millions):

LTM Ended

September 30, 2012

Adjusted EBITDA excluding certain items $ 825

Less: Non-vehicle related depreciation and amortization 106

Interest expense related to corporate debt, net (excluding pre-closing interest related to acquisition financing) 282

Income before income taxes, excluding certain items $ 437

Less certain items:

Transaction-related expenses 174

Early extinguishment of debt 52

Restructuring charges 30

Acquisition-related amortization expense 16

Acquisition-related interest 2

Income before income taxes $ 163

avis budget group

zipcar® wheels when you want them

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Glossary (Zipcar)

Adjusted EBITDA

This presentation contains the non-GAAP financial measure of Adjusted EBITDA. Zipcar, Inc., or the Company, defines Adjusted EBITDA as earnings before non-vehicle depreciation, non-vehicle interest expense, interest income, amortization, preferred stock warrant liability adjustment, stock compensation expenses, acquisition and integration costs, taxes, loss of equity-method investee, other income related to Zero Emission Vehicle credits and other gains or losses associated with events of a non-recurring nature. Zipcar believes that this non-GAAP measure is an important measure of its operating performance because it allows management, investors and analysts to evaluate and assess the Company’s core operating results from period to period after removing the impact of changes in the Company’s capital structure, income tax status and method of vehicle financing, and other items of a non-operational nature that affect comparability. Zipcar includes vehicle-related depreciation and interest in its definition of Adjusted EBITDA because vehicles represent core operating assets used in the delivery of the Company’s service that require periodic replacement. In addition, the exclusion of these costs would result in a lack of comparability in the treatment of vehicles that are owned or leased under capital leases and those leased under operating leases. Zipcar believes that various forms of the Adjusted EBITDA metric are often used by analysts, investors and other interested parties to evaluate companies such as Zipcar for the reasons discussed above. Adjusted EBITDA is also used for planning purposes and in presentations to the Company’s board of directors as well as in the Company’s annual incentive compensation program for senior management.

Zipcar does not consider the non-GAAP measure of Adjusted EBITDA in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA is that it excludes significant elements that are required by GAAP to be recorded in the Company’s financial statements. In addition, it is subject to inherent limitations as it reflects the exercise of judgments by management in determining how it is formulated. In order to compensate for these limitations, management of the Company presents this non-GAAP financial measure in connection with its GAAP results. Zipcar urges investors to review the reconciliation of this non-GAAP financial measure to the comparable GAAP financial measures included in this presentation, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation of Adjusted EBITDA to net income (in millions):

LTM Ended September 30, 2012

Adjusted EBITDA $15.8 Less: Tax and other (0.4)

Loss from equity-method sub. 0.7

ZEV credits (4.2)

Acquisition and integration costs 3.6

Amortization of intangibles 3.3

Stock compensation 5.2

Non-vehicle interest expense 0.1

Non-vehicle depreciation 2.8

US GAAP net income $4.7

avis budgetgroup

zipcar®

wheels when you want them

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